                                                                   EXHIBIT 10.24

                                 $15,000,000.00


                                 AMENDMENT NO. 2

                                       TO

                           LOAN AND SECURITY AGREEMENT

                    originally dated as of September 11, 2000

                                  by and among

                            THE TRIZETTO GROUP, INC.
                        CREATIVE BUSINESS SOLUTIONS, INC.
                        FINSERV HEALTH CARE SYSTEMS, INC.
                       HEALTHCARE MEDIA ENTERPRISES, INC.
                                 HEALTHWEB, INC.
                        MARGOLIS HEALTH ENTERPRISES, INC.
                               NOVALIS CORPORATION
                       TRIZETTO APPLICATION SERVICES, INC.
                      DIGITAL INSURANCE SYSTEMS CORPORATION
                        HEALTH NETWORKS OF AMERICA, INC.
                         NOVALIS DEVELOPMENT CORPORATION
                   NOVALIS DEVELOPMENT & LICENSING CORPORATION
                          NOVALIS SERVICES CORPORATION
                                  ERISCO, INC.
                  RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC.
                         WINTHROP FINANCIAL GROUP, INC.
                           OPTION SERVICES GROUP, INC.
                      PRINCIPAL FINANCIAL ASSOCIATES, INC.

                           (collectively, "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")


                         Amended as of December 28, 2000




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                 AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT


           THIS AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of this 28th day of December, 2000, by and among THE TRIZETTO GROUP, INC., a Delaware corporation ("TriZetto"), CREATIVE BUSINESS SOLUTIONS, INC., a Texas corporation ("CBS"); FINSERV HEALTH CARE SYSTEMS, INC., a New York corporation ("Finserv"); HEALTHCARE MEDIA ENTERPRISES, INC., a Delaware corporation ("HME"); HEALTHWEB, INC., a Delaware corporation ("HealthWeb"); MARGOLIS HEALTH ENTERPRISES, INC., a California corporation ("Margolis"); NOVALIS CORPORATION, a Delaware corporation ("Novalis"); TRIZETTO APPLICATION SERVICES, INC., a Colorado corporation ("TriZetto Application"); DIGITAL INSURANCE SYSTEMS CORPORATION, an Ohio corporation ("Digital"); HEALTH NETWORKS OF AMERICA, INC., a Maryland corporation ("Health Networks"); NOVALIS DEVELOPMENT CORPORATION, a Delaware corporation ("Novalis Development"); NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation ("Novalis Licensing"); NOVALIS SERVICES CORPORATION, a Delaware corporation ("Novalis Services" and, collectively with TriZetto, CBS, Finserv, HME, HealthWeb, Margolis, Novalis, TriZetto Application, HMP, Digital, Health Networks, Novalis Development and Novalis Licensing, the "Original Borrower"), ERISCO, INC., a New York corporation ("Erisco"), RESOURCE INFORMATION MANAGEMENT SYSTEMS, INC., an Illinois corporation ("RIMS"), WINTHROP FINANCIAL GROUP, INC., an Illinois corporation ("Winthrop"), OPTION SERVICES GROUP, INC., an Illinois corporation ("Option Services"), PRINCIPAL FINANCIAL ASSOCIATES, INC., an Illinois corporation ("Financial Services" and collectively with RIMS, Winthrop and Option Services, "New Borrower") (New Borrower, collectively with Original Borrower and Erisco, the "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS

           A. Pursuant to that certain Loan and Security Agreement dated September 11, 2000, by and between Original Borrower, Elbejay Acquisition Corp., a Delaware corporation ("LBJ"), Healthcare Media Private Limited, an India company and subsidiary of HME ("HMP") and Lender (the "Original Loan Agreement" and as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of October 17, 2000 and as it may be further amended, modified and restated from time to time, the "Loan Agreement"), Lender agreed to make available to Original Borrower, LBJ and HMP a revolving credit facility (the "Loan").

           B. On December 1, 2000, Cidadaw Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TriZetto ("Cidadaw"), merged with and into RIMS, the separate corporate existence of Cidadaw ceased, and RIMS survived the merger as a wholly owned subsidiary of TriZetto.

           C. Lender and Borrower believe it is in their mutual best interests that, among other things, (i) HMP be removed as a Borrower under the Loan Agreement, (ii) the accounts of Erisco and New Borrower be added to the Borrowing Base (as defined in the Loan Agreement), (iii) New

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Borrower be added as a Borrower under the Loan Agreement pursuant to Section 2 herein and (iv) the Loan Agreement be otherwise modified in connection with the terms hereof.

           NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

           SECTION 1.DEFINITIONS. Unless otherwise defined in this Amendment, all capitalized terms shall have the meanings assigned to such terms in the Loan Agreement.

           SECTION 2.REMOVAL OF HMP AS BORROWER; ADDITION OF NEW BORROWER.

                      (a) Original Borrower, Erisco, New Borrower and Lender agree that, upon the effectiveness of this Amendment, HMP shall be removed as a "Borrower" for purposes of and as defined in the Loan Agreement and the other Loan Documents.

                      (b) Original Borrower, Erisco, New Borrower and Lender agree that, upon satisfaction of the conditions set forth in this Amendment, New Borrower shall constitute a "Borrower" for purposes of and as defined in the Loan Agreement and the other Loan Documents. Accordingly, New Borrower hereby agrees to be bound by all of the conditions, covenants, representations, warranties, and other agreements set forth in the Loan Agreement, and hereby agrees to promptly execute all further documentation required by Lender to be executed by New Borrower, consistent with the terms of this Amendment, the Loan Agreement and the other Loan Documents.

           SECTION 3.CONFIRMATION OF REPRESENTATIONS AND WARRANTIES. Each entity comprising Borrower, including without limitation Erisco and New Borrower, hereby (a) confirms that all of the representations and warranties set forth in
Article IV of the Loan Agreement are true and correct with respect to such Borrower, and (b) specifically represents and warrants to Lender that it has good and marketable title to all of its respective Collateral, free and clear of any lien or security interest in favor of any other person or entity other than Permitted Liens.

           SECTION 4.GRANT BY NEW BORROWER OF SECURITY INTEREST.

           (a) Pursuant to and in accordance with the terms of Article III of the Loan Agreement, and consistent with the intent of the parties, as security for the payment of the Obligations of Borrower, including without limitation New Borrower, to Lender, New Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, on and to the following property of New Borrower, all of which property shall, in the aggregate, be deemed to be and treated for all purposes as "Collateral" under the Loan Agreement, as follows:

                     (i) All of Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession

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           and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

                     (ii) All moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing;

                     (iii) All of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

                     (iv) All of Borrower's now owned or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

                     (v) All of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

                      (vi) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

           (b) On the execution of this Amendment by the parties and thereafter as Lender deems necessary in its sole discretion, Erisco and New Borrower shall execute and deliver, or have executed and delivered, to Lender (all in form and substance satisfactory to Lender in its sole discretion:

                      (i) UCC-1 Financing Statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which each of Erisco and New Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate: provided, that a carbon, photographic, or other reproduction or other copy of this Amendment, the Loan Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and

                     (ii) any other agreements, documents, instruments and writings deemed necessary by Lender, or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect or protect Lender's lien and security interest in the Collateral under this Amendment, the Loan Agreement or the other Loan Documents.

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           (c) Prior to the execution hereof, and thereafter (as and when determined by Lender in its reasonable discretion), Lender will perform the searches described in clauses (i) and (ii) below against each of Erisco and New Borrower (the results of which are to be consistent with each of Erisco's New Borrower's representations and warranties under this Amendment and the Loan Agreement), all at Borrower's expense:

                     (i) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where each of Erisco and New Borrower maintains its executive offices, a place of business or assets; and

                      (ii) Judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (i) above; and

           In addition, prior to the execution hereof, at Borrower's expense, New Borrower shall obtain and deliver to Lender good standing certificates showing Erisco and New Borrower to be in good standing in its state of incorporation and in each other state in which it is doing and currently intends to do business for which qualification is required.

           (d) With respect to the Collateral pledged to Lender pursuant to
Section 4(a) of this Amendment, Borrower, including without limitation each entity comprising New Borrower, hereby agrees to abide by the covenants and agreements set forth in Section 3.3, Section 3.4 and Section 3.6 of the Loan Agreement.

           SECTION 5. AMENDMENT TO LOAN AGREEMENT.

           (a) Section 6.23 of the Loan Agreement is hereby amended to replace the first sentence of such section with the following provision:

                    "Borrower will not at any time allow its "tangible net
                     worth" to fall below $12,000,000.00. For purposes of this
                     Section 6.23, "tangible net worth" shall be defined as Borrower's net worth minus all intangibles, including without limitation goodwill, all calculated in accordance with GAAP."

           (b) A new Section 6.27 is hereby added to the Loan Agreement as follows:

                               "SECTION 6.27. EXCESS CASH. At all times after
                     April 1, 2001 and throughout the term of this Agreement thereafter, Borrower shall maintain, in the accounts set forth on Schedule 6.27 and incorporated herein by reference, an "excess cash" balance, not including the proceeds of any and all Revolving Credit Loans made by Lender hereunder, equal, in the aggregate, to at least Six Million and No/100 Dollars ($6,000,000.00) (the "Cash Balance"); provided that, if at any time after April 1, 2001, Borrower shall fail to maintain the Cash Balance as required hereunder, Borrower shall be required to notify Lender in writing of such event. Upon the failure of Borrower to maintain the Cash Balance as required hereunder, in addition to

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                      any other rights or remedies Lender may have under the
                      Agreement, Lender shall be entitled, in its sole discretion, on the earlier of (a) Lender's receipt of such written notice from Borrower hereunder, and (b) Lender's otherwise becoming aware of Borrower's failure to maintain the Cash Balance as required hereunder, to immediately reduce the advance rate set forth in Section 2.1(d) of this Agreement to sixty percent (60%) from eighty percent (80%)." For purposes hereof, "excess cash" shall mean Borrower's cash and cash equivalents, short-term investments, and certificates of deposit and/or commercial paper with a maturity date of greater than ninety (90) days that Borrower can sell on the open market at any time."

           (c) Section 7.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                      "SECTION 7.4. RESTRICTION ON FUNDAMENTAL CHANGES; NO CHANGE IN OPERATION OR CONTROL. Borrower will not: (i) enter into any transaction of merger or consolidation except as set forth on Schedule 7.4 hereof; (ii) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); provided, that Borrower may liquidate or dissolve the business of Principal Financial Associates, Inc. only without such liquidation or dissolution constituting either a violation by Borrower of this Section 7.4 or an Event of Default under this Agreement; (iii) convey, sell, lease, sublease (other than the subleases currently in existence as reflected on Borrower's financial statements), transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets, or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired, other than in the ordinary course of business; or (iv) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person, other than the Acquisition (as defined in the Term Note) and such acquisitions approved in writing by Lender. Borrower agrees that compliance with this Section 7.4 is a material inducement to Lender's advancing credit under this Agreement. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this
                      Section 7.4, including without limitation injunctive relief."

           SECTION 6.INTENTIONALLY LEFT BLANK.

           SECTION 7.ENFORCEABILITY. This Amendment constitutes the legal, valid and binding obligation of New Borrower, and is enforceable against New Borrower in accordance with its terms.

           SECTION 8.EFFECTIVE DATE. The obligation of Lender to enter into and perform this Amendment and to make Revolving Credit Loans under the Loan Agreement is subject to the following conditions precedent:

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           (a) Lender shall have received two (2) executed originals of this
Amendment, the Certificate of Validity and all other Loan Documents required to be executed and delivered hereunder or under the Loan Agreement, including but not limited to updated Schedules to the Loan Agreement; provided, that Borrower shall only be obligated to provide Lender with one (1) original of the executed Amended and Restated Revolving Credit Note;

           (b) Lender shall have received all searches and good standing certificates required under Section 4(c) hereof;

           (c) Borrower, including without limitation Erisco and New Borrower, shall have complied and then be in compliance with all of the terms, covenants and conditions set forth in this Amendment, the Loan Agreement and the other Loan Documents;

           (d) There shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or lapse of time or both, could constitute an Event of Default;

           (e) Lender shall have received an executed secretary's certificate, together with all attachments thereto, including but not limited to Board of Directors resolutions of each of Erisco and New Borrower and copies of any other action taken by each of Erisco and New Borrower to authorize the execution, delivery and performance of this Amendment and the borrowing of the Loan under the Loan Documents, from each of Erisco and New Borrower, all substantially in the form provided to Borrower;

           (f) Lender shall have received an executed certificate of chief financial officer from each entity comprising Borrower, substantially in the form provided to Borrower;

           (g) Lender shall have received a written opinion of counsel for New Borrower, dated the date of this Agreement, with respect to New Borrower only and substantially in the form of the opinion previously delivered by counsel for Original Borrower in connection with the execution and delivery of the Original Loan Agreement by Original Borrower;

           (h) Lender shall have received and approved an updated Borrowing Base Certificate of Borrower;

           (i) Borrower shall have satisfied the conditions set forth in Section 5.1(l) (landlord estoppels) of the Loan Agreement;

           (j) Lender shall have receive executed UCC-1 financing statements with respect to the Collateral being pledged by Erisco and New Borrower pursuant to Section 4 of this Amendment;

           (k) Borrower, including without limitation New Borrower, as applicable, shall have provided Lender with any other executed documents or other information required to be provided pursuant to the closing checklist provided by Lender to Borrower or otherwise reasonably requested by Lender.



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           SECTION 9.COSTS. Borrower shall be responsible for the payment of all costs of Lender incurred in connection with the preparation of this Amendment, the Amended and Restated Revolving Credit Note, the UCC-1 Financing Statements, the searches described above, all filing fees, and all reasonable document preparation fees of Lender's in-house counsel.

           SECTION 10. NO NOVATION. Lender's agreement to add New Borrower shall not constitute a novation of the debt evidenced by the Revolving Credit Note (as amended and restated hereby and by the Amended and Restated Revolving Credit Note dated of even date herewith), nor shall it constitute a waiver of the Lender's right of consent in connection with any future addition of new borrowers.

           SECTION 11. REFERENCE TO THE EFFECT ON THE LOAN AGREEMENT.

                      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended by this Amendment.

                      (b) Except as specifically amended above, the Loan Agreement, and all other Loan Documents, shall remain in full force and effect, and are hereby ratified and confirmed.

                      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Loan Agreement.

           SECTION 12. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Maryland without regard to any otherwise applicable conflicts of laws principles thereof. Without limiting the effectiveness of any other provision of this Amendment, the Loan Agreement or the other Loan Document, New Borrower expressly agrees to be bound by the provisions of Section 9.16, 9.18, 9.19 and 9.20 of the Loan Agreement.

           SECTION 13. HEADINGS. Section headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

           SECTION 14. COUNTERPARTS. This Amendment may be executed in any number of counterparts (and by facsimile), each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

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                               [SIGNATURES FOLLOW]



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           IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to
Loan and Security Agreement to be executed as of the date first written above.

                                     LENDER:


                                     HELLER HEALTHCARE FINANCE, INC.,
                                     a Delaware corporation


                                     By:       /s/ Brett Robinson
                                        ----------------------------------------
                                     Name:     Brett Robinson
                                     Title:    Vice President


                                     ORIGINAL BORROWER:


                                     THE TRIZETTO GROUP, INC.,
                                     a Delaware corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary


                                     CREATIVE BUSINESS SOLUTIONS, INC.,
                                     a Texas corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                   FINSERV HEALTH CARE SYSTEMS, INC.,
                                   a New York corporation


                                   By:       /s/ Michael J. Sunderland
                                      -----------------------------------------
                                   Name:     Michael J. Sunderland
                                   Title:    Chief Financial Officer/Secretary


                                   HEALTHCARE MEDIA ENTERPRISES, INC.,
                                   a Delaware corporation


                                   By:       /s/ Michael J. Sunderland
                                      -----------------------------------------
                                   Name:     Michael J. Sunderland
                                   Title:    Chief Financial Officer/Secretary


                                   HEALTHWEB, INC., a Delaware corporation


                                   By:       /s/ Michael J. Sunderland
                                      -----------------------------------------
                                   Name:     Michael J. Sunderland
                                   Title:    Chief Financial Officer/Secretary


                                   MARGOLIS HEALTH ENTERPRISES, INC.,
                                   a California corporation


                                   By:       /s/ Michael J. Sunderland
                                      -----------------------------------------
                                   Name:     Michael J. Sunderland
                                   Title:    Chief Financial Officer/Secretary




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]


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                                  NOVALIS CORPORATION, a Delaware
                                  corporation


                                  By:       /s/ Michael J. Sunderland
                                     ------------------------------------------
                                  Name:     Michael J. Sunderland
                                  Title:    Chief Financial Officer/Secretary


                                  TRIZETTO APPLICATION SERVICES, INC.,
                                  a Colorado corporation


                                  By:       /s/ Michael J. Sunderland
                                     ------------------------------------------
                                  Name:     Michael J. Sunderland
                                  Title:    Chief Financial Officer/Secretary


                                  DIGITAL INSURANCE SYSTEMS CORPORATION,
                                  an Ohio corporation


                                  By:       /s/ Michael J. Sunderland
                                     -------------------------------------------
                                  Name:     Michael J. Sunderland
                                  Title:    Chief Financial Officer/Secretary



                                  HEALTH NETWORKS OF AMERICA, INC.,
                                  a Maryland corporation


                                  By:       /s/ Michael J. Sunderland
                                     -------------------------------------------
                                  Name:     Michael J. Sunderland
                                  Title:    Chief Financial Officer/Secretary




                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

                                       12

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                                    NOVALIS DEVELOPMENT CORPORATION,
                                    a Delaware corporation


                                    By:       /s/ Michael J. Sunderland
                                       ----------------------------------------
                                    Name:     Michael J. Sunderland
                                    Title:    Chief Financial Officer/Secretary


                                    NOVALIS DEVELOPMENT & LICENSING CORPORATION, an Indiana corporation


                                    By:       /s/ Michael J. Sunderland
                                       ----------------------------------------
                                    Name:     Michael J. Sunderland
                                    Title:    Chief Financial Officer/Secretary


                                    NOVALIS SERVICES CORPORATION
                                    a Delaware corporation


                                    By:       /s/ Michael J. Sunderland
                                       ----------------------------------------
                                    Name:     Michael J. Sunderland
                                    Title:    Chief Financial Officer/Secretary


                                    ERISCO:


                                    ERISCO, INC., a New York corporation


                                    By:       /s/ Michael J. Sunderland
                                       ----------------------------------------
                                    Name:     Michael J. Sunderland
                                    Title:    Chief Financial Officer/Secretary



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                                     NEW BORROWER:


                                     RESOURCE INFORMATION
                                     MANAGEMENT SYSTEMS, INC.,
                                     an Illinois corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary


                                     WINTHROP FINANCIAL GROUP, INC.,
                                     an Illinois corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary


                                     OPTION SERVICES GROUP, INC., an
                                     Illinois corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary


                                     PRINCIPAL FINANCIAL ASSOCIATES, INC.,
                                     an Illinois corporation


                                     By:       /s/ Michael J. Sunderland
                                        ----------------------------------------
                                     Name:     Michael J. Sunderland
                                     Title:    Chief Financial Officer/Secretary

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